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                                                                Exhibit 10.02(g)

                             MOU EXTENSION AGREEMENT

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         THIS EXTENSION AGREEMENT, dated this 22nd of September, 1997, by and between American Axle & Manufacturing, Inc. ("AAM") and General Motors Corporation ("GM").

         WHEREAS, AAM and GM have entered into that certain Amended and Restated Memorandum of Understanding, dated September 2, 1997 ("MOU"), which becomes null and void unless there is a closing of the RSP Agreement with Blackstone on or before September 30, 1997; and

         WHEREAS, the parties wish to extend the period within which such closing may occur.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby mutually agree as follows:

         1. The third sentence of paragraph 7 of the MOU shall be amended to extend the date from September 30, 1997 to October 31, 1997, such that the sentence shall now read as follows:

         "If there is not a closing on or before October 31, 1997, of the RSP Agreement with Blackstone pursuant to the provisions of said RSP Agreement, this MOU shall never become effective or operative and shall be null and void; furthermore; the CSA shall continue as the same is now in effect and AAM shall be under no obligation whatsoever to end the CSA."

         2. Defined terms not defined herein shall have the meanings ascribed to them in the MOU.

         IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Extension Agreement to be executed on the date first set forth above.

AMERICAN AXLE & MANUFACTURING, INC.              GENERAL MOTORS CORPORATION

By: /s/ Richard E. Dauch                         By:  John Stiles
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Title: President & C.E.O.                        Title: Exec. Dir. WW Purchasing
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